                                                                    Exhibit 20.1

OAKWOOD MORTGAGE INVESTORS, INC. 2002-A                  REPORT DATE:  05/07/02
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER         POOL REPORT 3
REMITTANCE REPORT                                        Page 1 of 6
REPORTING MONTH: 30-Apr-2002

                    Scheduled Principal Balance of Contracts
--------------------------------------------------------------------------------------------------------------------
Beginning                                                                              Ending          Scheduled
Principal         Scheduled      Prepaid          Liquidated         Pre-Funding       Principal         Gross
Balance           Principal      Principal         Principal                            Balance         Interest
---------------------------------------------------------------------------------------------------------------------


154,059,852.19    (109,069.94)   (1,061,663.75)               0.00             0.00  152,889,118.50   1,391,386.60
=====================================================================================================================

                                                               Transfer
Beginning                             Scheduled                        From            Amount
Principal            Servicing        Pass Thru      Liquidation    Prefunding      Available for
Balance                 Fee           Interest         Proceeds       Account        Distribution
---------------------------------------------------------------------------------------------------
154,059,852.19         128,383.21    1,263,003.39          0.00            0.00      2,562,120.29
===================================================================================================

                               Prefunding Account
--------------------------------------------------------------------------------------
Beginning                        Distribution to   Distribution to       Ending
balance           Deposit            Seller       Certificateholders     balance
--------------------------------------------------------------------------------------
         0.00           0.00                  0.00              0.00            0.00
======================================================================================

                                      Certificate Account
----------------------------------------------------------------------------------------------------

Beginning               Deposits                                       Investment       Ending
             ----------------------------
Balance        Principal        Interest            Distributions       Interest        Balance
----------------------------------------------------------------------------------------------------
1,752,551.89   1,159,984.89      1,272,858.12       (2,898,588.06)          1,046.83    1,287,853.67
====================================================================================================

            P&I Advances at Distribution Date
-----------------------------------------------------------------
Beginning      (Recovered)      Current         Ending
Balance        (Advances)      Advances        Balance
-----------------------------------------------------------------
        0.00           0.00     286,097.54      286,097.54
=================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-A                 REPORT DATE:    5/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER        POOL REPORT #   3
REMITTANCE REPORT                                       Page 2 of 6
REPORTING MONTH:                     30-Apr-2002


Class B Crossover Test                                                           Test Met?
----------------------------------------------------------------------------    -----------
(a) Distribution date on or after September 2006                                     N


(b) Average 60 day Delinquency rate *                 7.0%                           Y




(c) Cumulative losses do not exceed the following
percent of the intitial principal balance of all Certificates
                        Distribution Date
                        -----------------
               Sep 2006 - Feb 2008                   8.50%                          NA
               Mar 2008 - Feb 2009                   9.75%                          NA
               Mar 2009 - August 2011               12.75%                          NA
               Sep 2011 and thereafter              14.50%                          NA


(d) Current realized loss ratio *                    4.00%                           Y

(e) Does subordinated cert. percentage equal or
     exceed                                        62.700%
     of stated scheduled pool balance

               Beginning M balances                               26,589,000.00
               Beginning B balances                               16,422,000.00
               Overcollateralization                               9,195,218.40
                                                                ---------------
                                                                  52,206,218.40
               Divided by beginning pool
               balance                                           154,059,852.19
                                                                ---------------
                                                                         33.887%     N
                                                                ===============

Average 60 day delinquency ratio:

                               Over 60s           Pool Balance          %
                      ----------------------------------------------------------
Current Mo                    675,159.13         152,889,118.50            0.44%
1st Preceding Mo                    0.00         154,059,852.19            0.00%
2nd Preceding Mo                    0.00         118,624,952.85            0.00%
                                                     Divided by               3
                                                                ---------------
                                                                           0.15%
                                                                ===============












Cumulative loss ratio:

     Cumulative losses                                     0.00
                                                 --------------
Divided by Initial Certificate Principal         156,406,218.39           0.000%
                                                 ==============




Current realized loss ratio:
                              Liquidation             Pool
                                   Losses           Balance
                             ----------------------------------
Current Mo                          0.00         154,059,852.19
1st Preceding Mo                    0.00         118,624,952.85
2nd Preceding Mo                    0.00         119,455,468.39
                             ----------------------------------
                                    0.00         130,713,424.48
                                                                          0.000%
                                                                ===============

*** Denotes less than or equal to

OAKWOOD MORTGAGE INVESTORS, INC. 2002-A                 REPORT DATE:    5/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER        POOL REPORT #   3
REMITTANCE REPORT                                       Page 3 of 6
REPORTING MONTH:                     30-Apr-2002


                                                                Delinquency Analysis
------------------------------------------------------------------------------------------------------------------------------------
                                                    31 to 59 days        60 to 89 days       90 days and Over          Total Delinq.
                                            -------------------------  -----------------  ---------------------  -------------------
                  No. of    Principal                  Principal           Principal             Principal              Principal
                  Loans      Balance         #          Balance       #     Balance      #       Balance         #      Balance
                --------------------------------------------------------------------------------------------------------------------

Excluding Repos     2,800   152,889,118.50      37   1,687,935.61    17   675,159.13     0         0.00        54     2,363,094.74

          Repos         0             0.00       0           0.00     0         0.00     0         0.00         0             0.00
                --------------------------------------------------------------------------------------------------------------------

          Total     2,800   152,889,118.50      37   1,687,935.61    17   675,159.13     0         0.00        54     2,363,094.74
                ====================================================================================================================

                                                                                                              1.9%            1.55%
                                                                                                             =======================

                                                    Repossession Analysis
                    -----------------------------------------------------------------------------------------
                            Active Repos         Reversal            Current Month
                             Outstanding        (Redemption)             Repos             Cumulative Repos
                    -----------------------  -------------------  ------------------   ----------------------
                              Principal            Principal          Principal                Principal
                      #        Balance      #       Balance      #     Balance       #          Balance
                    -----------------------------------------------------------------------------------------
Excluding Repos        0          0.00        0       0.00        0        0.00       0            0.00

          Repos


          Total

OAKWOOD MORTGAGE INVESTORS, INC. 2002-A                                                                  REPORT DATE:     05/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER                                                          POOL REPORT # 3
REMITTANCE REPORT
REPORTING MONTH:                         30-Apr-2002                                                     Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                                Liquidated                                                             Net
     Account      Customer      Principal        Sales     Insur.      Total       Repossession    Liquidation     Unrecov.
     Number         Name         Balance        Proceeds   Refunds    Proceeds       Expenses        Proceeds      Advances
---------------------------------------------------------------------------------------------------------------------------
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00
                                                                           0.00                            0.00

                                         Net               Current
   Account      FHA Insurance         Pass Thru           Period Net         Cumulative
   Number         Coverage            Proceeds           Gain/(Loss)         Gain/(Loss)
----------------------------------------------------------------------------------------
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00

OAKWOOD MORTGAGE INVESTORS, INC. 2002-A                                                                  REPORT DATE:     05/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER                                                          POOL REPORT # 3
REMITTANCE REPORT
REPORTING MONTH:                         30-Apr-2002                                                     Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                              Liquidated                                                                      Net
    Account    Customer        Principal        Sales        Insur.       Total         Repossession      Liquidation      Unrecov.
    Number       Name           Balance        Proceeds      Refunds     Proceeds         Expenses          Proceeds       Advances
------------------------------------------------------------------------------------------------------------------------------------
                                                                              0.00                                0.00
                                                                              0.00                                0.00
                                                                              0.00                                0.00
                                                                              0.00                                0.00
                                                                              0.00                                0.00
                                                                              0.00                                0.00
                                                                              0.00                                0.00
                                                                              0.00                                0.00
                                                                              0.00                                0.00
                                                                              0.00                                0.00
                                                                              0.00                                0.00
                                                                              0.00                                0.00
                                                                              0.00                                0.00
                                                                              0.00                                0.00
                                                                              0.00                                0.00
                              ------------------------------------------------------------------------------------------------------
                                        -          0.00         0.00          0.00              0.00              0.00         0.00
                              ======================================================================================================

                                         Net               Current
   Account      FHA Insurance         Pass Thru           Period Net         Cumulative
   Number         Coverage            Proceeds           Gain/(Loss)         Gain/(Loss)
----------------------------------------------------------------------------------------
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
                                             0.00                 0.00
              ----------------------------------------------------------
                         0.00                0.00                  0.00            0.00
              =========================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-A                  REPORT DATE:   5/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER         POOL REPORT # 3
REMITTANCE REPORT
REPORTING MONTH:                     30-Apr-2002         Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

                     PRINCIPAL
                                                             Beginning             Beginning
Senior                               Original Certificate   Certificate       Principal Shortfall  Current Principal      Current
Certificates                               Balance            Balance             Carry-Over              Due         Principal Paid
                                     -----------------------------------------------------------------------------------------------
A-1                                       36,300,000.00       33,361,633.79                           1,170,733.69      1,170,733.69

A-2                                       30,600,000.00       30,600,000.00                                   0.00              0.00

A-3                                       13,900,000.00       13,900,000.00                                   0.00              0.00

A-4                                       23,992,000.00       23,992,000.00                                   0.00              0.00



                                     -----------------------------------------------------------------------------------------------
Total Certificate Principal Balance      104,792,000.00      101,853,633.79                0.00       1,170,733.69      1,170,733.69
                                     ===============================================================================================

                     PRINCIPAL                                     Accelerated
                                     Ending Principal               Principal           Ending                        Principal Paid
Senior                               Shortfall Carry-             Distribution        Certificate                        Per $1,000
Certificates                               Over                      Amount             Balance          Pool Factor    Denomination
                                     -------------------      ----------------------------------------------------------------------
A-1                                                                  435,647.20         31,755,252.90      87.48004%        44.25292

A-2                                                                                     30,600,000.00     100.00000%         0.00000

A-3                                                                                     13,900,000.00     100.00000%         0.00000

A-4                                                                                     23,992,000.00     100.00000%         0.00000



                                     -------------------      ------------------------------------------
Total Certificate Principal Balance                0.00              435,647.20        100,247,252.90
                                     ===================      ==========================================

                                                                         Beginning              Beginning
Subordinate                                     Original Certificate    Certificate        Principal Shortfall   Current Principal
Certificates                                          Balance             Balance              Carry-Over               Due
                                                ------------------------------------------------------------------------------------
M-1                                                    16,423,000.00        16,423,000.00                  0.00                 0.00
M-1 Outstanding Writedown                                                            0.00

M-2                                                    10,166,000.00        10,166,000.00                  0.00                 0.00
M-2 Outstanding Writedown                                                            0.00

B-1                                                     7,429,000.00         7,429,000.00                  0.00                 0.00
B-1 Outstanding Writedown                                                            0.00

B-2                                                     8,993,000.00         8,993,000.00                  0.00                 0.00
B-2 Outstanding Writedown                                                            0.00

Excess Asset Principal Balance                          8,603,218.39         9,195,218.40
                                                ------------------------------------------------------------------------------------

Total Excluding Writedown Balances                     51,614,218.39        52,206,218.40                  0.00                 0.00
                                                ====================================================================================

All Certificates Excluding Writedown Balances         156,406,218.39       154,059,852.19                  0.00         1,170,733.69
                                                ====================================================================================

                                                                                                                 Accelerated
                                                                     Ending Principal         Current              Principal
Subordinate                                         Current          Shortfall Carry-        Writedown/          Distribution
Certificates                                     Principal Paid            Over              (Writeup)              Amount
                                              --------------------------------------------------------------------------------------
M-1                                                           0.00                 0.00
M-1 Outstanding Writedown                                                                               0.00

M-2                                                           0.00                 0.00
M-2 Outstanding Writedown                                                                               0.00

B-1                                                           0.00                 0.00
B-1 Outstanding Writedown                                                                               0.00

B-2                                                           0.00                 0.00
B-2 Outstanding Writedown                                                                               0.00

Excess Asset Principal Balance                                                                                         (435,647.20)
                                              --------------------------------------------------------------------------------------

Total Excluding Writedown Balances                            0.00                 0.00                 0.00           (435,647.20)
                                              ======================================================================================

All Certificates Excluding Writedown Balances         1,170,733.69                 0.00                 0.00                  0.00
                                              ======================================================================================

                                                              Ending                               Principal Paid
Subordinate                                                 Certificate                              Per $1,000
Certificates                                                  Balance              Pool Factor      Denomination
                                                    ----------------------------
M-1                                                               16,423,000.00        100.00000%           0.00000
M-1 Outstanding Writedown                                                  0.00

M-2                                                               10,166,000.00        100.00000%           0.00000
M-2 Outstanding Writedown                                                  0.00

B-1                                                                7,429,000.00        100.00000%           0.00000
B-1 Outstanding Writedown                                                  0.00

B-2                                                                8,993,000.00        100.00000%           0.00000
B-2 Outstanding Writedown                                                  0.00

Excess Asset Principal Balance                                     9,630,865.60
                                                    ----------------------------

Total Excluding Writedown Balances                                52,641,865.60
                                                    ============================

All Certificates Excluding Writedown Balances                    152,889,118.50
                                                    ============================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-A                    REPORT DATE: 5/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER           POOL REPORT 3
REMITTANCE REPORT
REPORTING MONTH                               30-Apr-2002  Page 6 of 6

CERTIFICATE INTEREST ANALYSIS


                                                        Beginning                                                     Ending
Senior                                                  Carryover            Interest          Interest             Carryover
Certificates                          Coupon             Balance             Accrued             Paid                Balance
                                    ------------------------------------------------------------------------------------------------
A-1                                        2.11000%                  0.00         58,660.87          58,660.87                 0.00

A-2                                           5.01%                  0.00        127,755.00         127,755.00                 0.00

A-3                                           6.03%                  0.00         69,847.50          69,847.50                 0.00

A-4                                           6.97%                  0.00        139,353.53         139,353.53                 0.00

A-I0                                          6.00%                  0.00        130,500.00         130,500.00                 0.00
                                                    -------------------------------------------------------------------------------

Total                                                                0.00        526,116.90         526,116.90                 0.00
                                                    ===============================================================================


                                                        Beginning                                                     Ending
Subordinate                                             Carryover            Interest          Interest             Carryover
Certificates                          Coupon             Balance             Accrued             Paid                Balance
                                    -----------------------------------------------------------------------------------------------

M-1                                           7.76%                  0.00        106,202.07         106,202.07                 0.00
Writedown interest                                                   0.00              0.00               0.00                 0.00


M-2                                           8.50%                  0.00         72,009.17          72,009.17                 0.00
Writedown interest                                                   0.00              0.00               0.00                 0.00


B-1                                           8.50%                  0.00         52,622.08          52,622.08                 0.00
Writedown interest                                                   0.00              0.00               0.00                 0.00

B-2                                           8.85%                  0.00         65,883.24          65,883.24                 0.00
Writedown interest                                                   0.00              0.00               0.00                 0.00
Certificateholders Interest
  Carryover Amount                                                   0.00            440.14             440.14                 0.00

X                                                              592,000.01        435,647.20               0.00         1,027,647.21

R                                                                    0.00              0.00               0.00                 0.00

Service fee                                 1.0000%                  0.00        128,383.21         128,383.21                 0.00

Current trustee fees                                                               4,082.59           4,082.59                 0.00
                                                    -------------------------------------------------------------------------------

Total                                                          592,000.01        865,269.70         429,622.50         1,027,647.21
                                                    ===============================================================================

All Certificates                                               592,000.01      1,391,386.60         955,739.40         1,027,647.21
                                                    ===============================================================================
                                                                       Interest
                                                                       Paid Per
Senior                                                                  $1,000            Total Class
Certificates                                                         Denomination        Distribution
                                                                  ----------------------------------------

A-1                                                                           1.61600        1,665,041.76

A-2                                                                           4.17500          127,755.00

A-3                                                                           5.02500           69,847.50

A-4                                                                           5.80833          139,353.53

A-I0                                                                                           130,500.00
                                                                                      -------------------

Total                                                                                        2,132,497.79
                                                                                      ===================

                                                                       Interest
                                                                       Paid Per
Subordinate                                                             $1,000            Total Class
Certificates                                                         Denomination        Distribution
                                                                  ---------------------------------------

M-1                                                                           6.46667          106,202.07
Writedown interest


M-2                                                                           7.08333           72,009.17
Writedown interest


B-1                                                                           7.08333           52,622.08
Writedown interest

B-2                                                                           7.37500           66,323.38
Writedown interest
Certificateholders Interest
  Carryover Amount

X                                                                                                    0.00

R                                                                                                    0.00

Service fee                                                                                    128,383.21

Current trustee fees                                                                             4,082.59
                                                                                      -------------------

Total                                                                                          429,622.50
                                                                                      ===================

All Certificates                                                                             2,562,120.29
                                                                                      ===================


                                     Cumulative X Interest Carryover                         1,027,647.21
                                     Cumulative Accelerated Prin. Disb.                     (1,027,647.21)
                                                                                      -------------------
                                     Cumulative Losses                                              (0.00)
                                                                                      ===================